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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 22, 2002
                                                         ----------------


                                PULTE HOMES, INC
             (Exact name of registrant as specified in its Chapter)


         Michigan                       1-9804                  38-2766606
----------------------------      --------------------     ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)



    100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (248) 647-2750
                                                           --------------


        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On October 22, 2002, Pulte Homes, Inc. issued the press release attached hereto as Exhibit 99.1 announcing its earnings for the third quarter ended September 30, 2002. Pulte Homes, Inc. also issued the press release attached hereto as Exhibit 99.2 announcing Board of Directors approval of a $100 million stock repurchase program.

ITEM 7. EXHIBITS

                  Exhibit 99.1: Third quarter earnings press release dated October 22, 2002.

                  Exhibit 99.2: Stock repurchase program press release dated October 22, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PULTE HOMES, INC.


Date:
October 22, 2002                        By: /s/ Vincent J. Frees
                                           -------------------------------------
                                           Name:  Vincent J. Frees
                                           Title:  Vice President and Controller



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                                INDEX TO EXHIBITS


EXHIBIT NO.            DESCRIPTION


Exhibit 99.1: Third quarter earnings press release dated October 22, 2002.

Exhibit 99.2: Stock repurchase program press release dated October 22, 2002.